UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2017

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO		64836
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

A.	Adoption of 2017 Award Formula under the Company’s 2014 Key Officers Incentive Plan

On March 22, 2017, the Compensation Committee (the “Committee”) adopted the 2017 Award Formula (the “2017 KOIP Award Formula”) under the Company’s 2014 Key Officers Incentive Plan (the “KOIP”). The 2017 KOIP Award Formula is applicable to the Company’s executive officers, including the named executive officers listed below. Under the 2017 KOIP Award Formula, an executive officer is eligible to receive a cash award calculated by multiplying his annual base salary at the end of the year by a percentage set by the Committee (the “Target Percentage”), then applying the award formula. Corporate Participants and Profit Center Participants have separate award calculations based on factors defined in the 2017 KOIP Award Formula as follows:

Participant Type	Performance Objectives	Relative Weight
Corporate Participants	Return on Capital Employed (ROCE)	60%
(Glassman & Flanigan)	Cash Flow	20%
	Individual Performance Goals[1]	20%

Profit Center Participants	Return on Capital Employed (ROCE)	60%
(Davis & Dolloff)	Free Cash Flow (FCF)	20%
	Individual Performance Goals[1]	20%

[1]	Individual Performance Goals are established outside the Plan, as described below.

Corporate Participants. Karl G. Glassman (President and Chief Executive Officer) and Matthew C. Flanigan (Executive Vice President and Chief Financial Officer) are Corporate Participants.2 Awards for Corporate Participants are determined by the Company’s aggregate 2017 financial results. No awards are paid for ROCE achievement below 43% and Cash Flow below $375 million. The maximum payout percentage for ROCE and Cash Flow achievement is capped at 150%.

Below are the 2017 Corporate Targets and Payout Schedule. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the Performance Objective targets relating to the divested businesses will be prorated to reflect only that portion of the year prior to the divestiture. Financial results from businesses classified as discontinued operations will be included in the calculations.

2017 Corporate Targets and Payout Schedule

ROCE			Cash Flow
Achievement	Payout		Achievement		Payout
<43.0%	0%		<$	375M	0%
43.0%	50%	Threshold		$375M	50%
46.5%	75%			$412.5M	75%
50.0%	100%	Target		$450M	100%
53.5%	125%			$487.5M	125%
57.0%	150%	Maximum		$525M	150%

[2]	As previously reported, David S. Haffner served as the Company’s Board Chair and Chief Executive Officer through December 31, 2015. Pursuant to Mr. Haffner’s former employment agreement with the Company, he will continue to receive a cash bonus payment on a prorated basis through the 2017 Annual Shareholders Meeting, which is scheduled to be held in May. Mr. Haffner’s 2017 cash bonus will be calculated in the same manner as a Corporate Participant under the 2017 KOIP Award Formula; however, since Mr. Haffner does not have Individual Performance Goals, as discussed below, the Committee determined that his bonus will be based 70% on ROCE and 30% on Cash Flow.

Profit Center Participants. Perry E. Davis (Executive Vice President, President – Residential Products & Industrial Products) and J. Mitchell Dolloff (Executive Vice President, President – Specialized Products & Furniture Products) are Profit Center Participants.3 For Profit Center Participants, no awards are paid for achievement below 80% of the ROCE and FCF targets for the applicable profit centers under the executive’s management. The ROCE and FCF payouts are each capped at 150%.

Below are the 2017 Profit Center Payout Schedule and Targets for Mr. Davis and Mr. Dolloff, including the weighting of each segment. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results for each profit center may include a critical compliance adjustment, ranging from a potential 5% increase for exceptional safety performance to a 20% deduction for critical compliance failures. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the Performance Objective targets relating to the divested businesses will be prorated to reflect only the portion of the year prior to the divestiture. Financial results from businesses classified as discontinued operations will be included in the calculations.

2017 Profit Center Payout Schedule			2017 Profit Center Targets
ROCE / FCF Achievement		Payout	Segment	ROCE Target	FCF Target	Relative Weight
<80%		0%	Residential Products (Davis)	34.2%	$143.6M	79.8%
80%	Threshold	60%	Industrial Products (Davis)	37.2%	$46.0M	20.2%
90%		80%	Specialized Products (Dolloff)	52.5%	$98.8M	56.1%
100%	Target	100%	Furniture Products (Dolloff)	43.3%	$55.7M	43.9%
110%		120%
120%		140%
125%	Maximum	150%

Mr. Davis will have 79.8% of his Award based on the Performance Objectives for the Residential Products segment and 20.2% based on the Performance Objectives for the Industrial Products segment. Mr. Dolloff will have 56.1% of his Award based on the Performance Objectives for the Specialized Products segment and 43.9% based on the Performance Objectives for the Furniture Products segment.

[3]	Mr. Dolloff is included in this disclosure because it is expected that he will be included as a named executive officer in the Company’s definitive proxy statement for its 2017 Annual Shareholders Meeting. As previously reported, Jack D. Crusa (Senior Vice President – Operations) notified the Company that his retirement date is expected to be December 31, 2017. As determined in January 2017, as part of Mr. Crusa’s retirement transition, he will participate in the Company’s Key Management Incentive Compensation Plan, as discussed below.

Individual Performance Goals. The 2017 KOIP Award Formula recognizes that a portion of each executive’s cash award is based, in part, on Individual Performance Goals (IPGs) established outside the KOIP (20% relative weight). As previously reported except as noted below, the 2017 goals for our named executive officers4 are:

Karl G. Glassman: Strategic planning and succession planning;

Matthew C. Flanigan: Strategic planning, information technology improvements, succession planning and efficiency initiatives;

Perry E. Davis: Growth initiatives and succession planning;

J. Mitchell Dolloff:5 Strategic planning, succession planning and efficiency initiatives; and

Jack D. Crusa:6 Mr. Crusa was not assigned IPGs for 2017.

[4]	As previously reported, David S. Haffner served as the Company’s Board Chair and Chief Executive Officer through December 31, 2015, when his employment ended. As such, he did not receive IPGs for 2017.

[5]	Mr. Dolloff is included in this disclosure because he is expected to be included as a named executive officer in the Company’s definitive proxy statement for its 2017 Annual Shareholders Meeting.
[6]	As previously reported, Mr. Crusa notified the Company that his retirement date is expected to be December 31, 2017. As determined in January 2017, as part of Mr. Crusa’s retirement transition, he will participate in the Company’s Key Management Incentive Compensation Plan, as discussed below.

Achievement of the IPGs is measured by the following schedule.

Individual Performance Goals Payout Schedule

(1-5 scale)

Achievement	Payout
1 – Did not achieve goal	0%
2 – Partially achieved goal	50%
3 – Substantially achieved goal	75%
4 – Fully achieved goal	100%
5 – Significantly exceeded goal	Up to 150%

The foregoing is only a brief description of the 2017 KOIP Award Formula and is qualified in its entirety by such formula, which is attached and incorporated by reference as Exhibit 10.1. The definitions of ROCE, Cash Flow and FCF and a sample calculation are included in the attached 2017 KOIP Award Formula.

B.	Company’s Key Management Incentive Compensation Plan for Jack D. Crusa

Instead of participating in the Company’s KOIP, in 2017, Mr. Crusa will participate in the Company’s Key Management Incentive Compensation Plan (the “KMICP”), which is a cash bonus plan for non-executive officers. As approved on March 22, 2017, Mr. Crusa will be eligible to receive a cash award calculated by multiplying his weighted average annual base salary for the year by his target percentage of 60%, then applying the KMICP award formula. The KMICP normally uses the annual base salary at year-end to calculate the award. However, as it relates to Mr. Crusa, a weighted average is being used to account for the scheduled reduction in salary level throughout 2017. Mr. Crusa’s award will be determined by the following performance objectives:

Performance Objectives	Relative Weight
ROCE	70%
FCF	30%

ROCE and FCF are calculated in the same manner as in the 2017 KOIP Award Formula for Profit Center Participants. There may also be a critical compliance adjustment ranging from a potential 5% increase for exceptional safety performance to a 20% deduction for critical compliance failures. Mr. Crusa’s Performance Targets are as follows:

Segment	ROCE Target	FCF Target
Industrial Products	37.2%	$46.0M

His award payout will be determined by the same “2017 Profit Center Payout Schedule” disclosed above. The foregoing is only a brief description of the 2017 KMICP as applied to Mr. Crusa and is qualified in its entirety by the Summary Description of the Company’s Key Management Incentive Compensation Plan for Jack D. Crusa attached as Exhibit 10.2 and incorporated herein. The definitions of ROCE and FCF and a sample calculation are included in the attached Summary Description of the KMICP.

C.	Base Salaries and Target Percentages Set for Named Executive Officers

On March 22, 2017, the Committee set the base salaries and KOIP Target Percentages for 2017 for each of the named executive officers, except as indicated in the table below. Also attached and incorporated by reference as Exhibit 10.4 is the Company’s Summary Sheet of Executive Cash Compensation.

Named Executive Officers	2016 Base Salary	2017 Base Salary	2016 KOIP Target Percentage	2017 KOIP Target Percentage
Karl G. Glassman, President and CEO	$1,100,000	$1,175,000	115%	120%
Matthew C. Flanigan, EVP and CFO	$523,000	$550,000	80%	80%
Perry E. Davis, EVP, President – Residential Products & Industrial Products[1]	$425,000	$500,000	60%	80%
J. Mitchell Dolloff, EVP, President – Specialized Products & Furniture Products[2]	$425,000	$500,000	60%	80%
Jack D. Crusa, SVP – Operations[3]	$380,000	$380,000	60%	N/A
David S. Haffner, Former Board Chair and CEO[4]	$1,130,000	$1,130,000	115%	115%

[1]	As previously reported, Mr. Davis’ 2016 base salary was increased from $385,000 to $425,000 on November 13, 2016.
[2]	Mr. Dolloff’s base salaries and target percentages are disclosed because he is expected to be included as a named executive officer in the Company’s definitive proxy statement for its 2017 Annual Shareholders Meeting. On November 13, 2016, the Committee increased his 2016 base salary from $335,000 to $425,000 and his Target Percentage from 50% to 60%.
[3]	As previously reported, Mr. Crusa notified the Company that his retirement date is expected to be December 31, 2017. As determined in January 2017, as part of Mr. Crusa’s retirement transition, he will receive his annual base salary of $380,000 until April 2, 2017 when such rate will be reduced to $190,000. His salary rate is expected to be further reduced to $152,000 on July 9, 2017. He will participate in the Company’s Key Management Incentive Compensation Plan, with a target percentage of 60%, as discussed above.
[4]	As previously reported, Mr. Haffner served as the Company’s Board Chair and Chief Executive Officer through December 31, 2015. Pursuant to Mr. Haffner’s former employment agreement with the Company, he is entitled to continue to receive his annual base salary (at the rate of $1,130,000) for all of 2016 and on a prorated basis through the 2017 Annual Shareholders Meeting, which is scheduled to be held in May. His Target Percentage was 115% in 2015, and he will continue to receive a cash bonus payment with a Target Percentage of 115% for all of 2016 and on a prorated basis through the 2017 Annual Shareholders Meeting.

D.	Adoption of 2017-2018 Award Formula under Profitable Growth Incentive Program

On March 22, 2017, the Committee adopted the 2017-2018 Award Formula (the “PGI Award Formula”) under the Profitable Growth Incentive (PGI) Program and granted growth performance stock units (GPSUs) thereunder to certain key management employees including our named executive officers: Karl G. Glassman (President and CEO); Matthew C. Flanigan (EVP and CFO); Perry E. Davis (EVP, President – Residential Products & Industrial Products); and J. Mitchell Dolloff (EVP, President – Specialized Products & Furniture Products). Neither Mr. Crusa nor Mr. Haffner were granted 2017-2018 GPSUs. Mr. Dolloff is included because he is expected to be included as a named executive officer in the Company’s definitive proxy statement for its 2017 Annual Shareholders Meeting.

The GPSUs are granted under our Flexible Stock Plan, amended and restated, effective as of May 5, 2015, which was filed March 25, 2015 as Appendix A to our Proxy Statement for the Annual Shareholders Meeting. The Committee granted the GPSUs in accordance with the 2017 Form of Profitable Growth Incentive Award Agreement (the “Form of Award”), which was filed November 10, 2016 as Exhibit 10.2 to the Company’s Form 8-K. The PGI Award Formula is attached and incorporated by reference as Exhibit 10.5.

The executives were granted a number of GPSUs determined by multiplying the executive’s current base salary by an award multiple (approved by the Committee), and dividing this amount by the average closing price of our common stock for the 10 business days immediately following the date of our fourth quarter earnings press release. The number of GPSUs that will ultimately vest will depend on the Revenue Growth and EBITDA Margin of the Company (for Glassman and Flanigan), the Residential Products & Industrial Products segments (for Davis), and the Specialized Products and Furniture Products segments (for Dolloff) at the end of a 2-year performance period beginning January 1, 2017 and ending December 31, 2018 (the “Performance Period”). The percentage of vested GPSUs will range from 0% to 250% of the number granted according to the payout schedules shown below.

2017-2018 Award Payout Percentages

EBITDA Margin	Corporate (Glassman and Flanigan)
20.8%	0%	250%	250%	250%	250%	250%	250%	250%	250%
19.8%	0%	213%	250%	250%	250%	250%	250%	250%	250%
18.8%	0%	175%	213%	250%	250%	250%	250%	250%	250%
17.8%	0%	138%	175%	213%	250%	250%	250%	250%	250%
16.8%	0%	100%	138%	175%	213%	250%	250%	250%	250%
15.8%	0%	75%	100%	138%	175%	213%	250%	250%	250%
14.8%	0%	50%	75%	100%	138%	175%	213%	250%	250%
13.8%	0%	25%	50%	75%	100%	138%	175%	213%	250%
<13.8%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	<2.7%	2.7%	3.7%	4.7%	5.7%	6.7%	7.7%	8.7%	9.7%
	Revenue Growth

EBITDA Margin	Residential Products (Davis – Weighted 79.8% of Award)
24.3%	0%	250%	250%	250%	250%	250%	250%	250%	250%
23.3%	0%	213%	250%	250%	250%	250%	250%	250%	250%
22.3%	0%	175%	213%	250%	250%	250%	250%	250%	250%
21.3%	0%	138%	175%	213%	250%	250%	250%	250%	250%
20.3%	0%	100%	138%	175%	213%	250%	250%	250%	250%
19.3%	0%	75%	100%	138%	175%	213%	250%	250%	250%
18.3%	0%	50%	75%	100%	138%	175%	213%	250%	250%
17.3%	0%	25%	50%	75%	100%	138%	175%	213%	250%
<17.3%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	<2.4%	2.4%	3.4%	4.4%	5.4%	6.4%	7.4%	8.4%	9.4%
	Revenue Growth

EBITDA Margin	Industrial Products (Davis – Weighted 20.2% of Award)
21.3%	0%	250%	250%	250%	250%	250%	250%	250%	250%
20.3%	0%	213%	250%	250%	250%	250%	250%	250%	250%
19.3%	0%	175%	213%	250%	250%	250%	250%	250%	250%
18.3%	0%	138%	175%	213%	250%	250%	250%	250%	250%
17.3%	0%	100%	138%	175%	213%	250%	250%	250%	250%
16.3%	0%	75%	100%	138%	175%	213%	250%	250%	250%
15.3%	0%	50%	75%	100%	138%	175%	213%	250%	250%
14.3%	0%	25%	50%	75%	100%	138%	175%	213%	250%
<14.3%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	<2.5%	2.5%	3.5%	4.5%	5.5%	6.5%	7.5%	8.5%	9.5%
	Revenue Growth

EBITDA Margin	Specialized Products (Dolloff) (Weighted 56.1% of Award)
29.6%	0%	250%	250%	250%	250%	250%	250%	250%	250%
28.6%	0%	213%	250%	250%	250%	250%	250%	250%	250%
27.6%	0%	175%	213%	250%	250%	250%	250%	250%	250%
26.6%	0%	138%	175%	213%	250%	250%	250%	250%	250%
25.6%	0%	100%	138%	175%	213%	250%	250%	250%	250%
24.6%	0%	75%	100%	138%	175%	213%	250%	250%	250%
23.6%	0%	50%	75%	100%	138%	175%	213%	250%	250%
22.6%	0%	25%	50%	75%	100%	138%	175%	213%	250%
<22.6%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	<3.2%	3.2%	4.2%	5.2%	6.2%	7.2%	8.2%	9.2%	10.2%
	Revenue Growth

EBITDA Margin	Furniture Products (Dolloff) (Weighted 43.9% of Award)
22.3%	0%	250%	250%	250%	250%	250%	250%	250%	250%
21.3%	0%	213%	250%	250%	250%	250%	250%	250%	250%
20.3%	0%	175%	213%	250%	250%	250%	250%	250%	250%
19.3%	0%	138%	175%	213%	250%	250%	250%	250%	250%
18.3%	0%	100%	138%	175%	213%	250%	250%	250%	250%
17.3%	0%	75%	100%	138%	175%	213%	250%	250%	250%
16.3%	0%	50%	75%	100%	138%	175%	213%	250%	250%
15.3%	0%	25%	50%	75%	100%	138%	175%	213%	250%
<15.3%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	<2.9%	2.9%	3.9%	4.9%	5.9%	6.9%	7.9%	8.9%	9.9%
	Revenue Growth

Definitions of EBITDA Margin and Revenue Growth can be found in the PGI Award Formula. Payouts will be interpolated for achievement falling between the target levels shown above. The percentage of Revenue Growth achieved will be increased or decreased based on the difference between forecasted GDP growth for the Company minus actual GDP growth for the Company within the 2-year performance period, but this adjustment will only be made if the difference is greater than plus or minus 1%.

Fifty percent of the vested GPSUs will be paid in cash, and we intend to pay the remaining 50% in our common stock, although we reserve the right to pay up to one hundred percent in cash. We will pay any vested awards by March 15, 2019. Payments for the cash portion of the GPSUs will be equal to the number of vested GPSUs multiplied by the closing price of our common stock on the last business day of the Performance Period. For the stock portion of the GPSUs, shares will be issued on a one-to-one basis for vested GPSUs. The amount of cash paid and number of shares issued will be reduced for applicable tax withholding. GPSUs may not be transferred, assigned, pledged or otherwise encumbered, and have no voting or dividend rights.

The GPSUs will normally vest on the last day of the 2-year Performance Period. Generally, if the executive has a separation from service, other than for retirement, death or disability, before the GPSUs vest, they are immediately forfeited. If the separation of service is due to retirement, death or disability, the executive will receive a number of shares following the end of the Performance Period, which are prorated for the number of days during the Performance Period prior to termination. Also, in the event of disability, the GPSUs will continue to vest for 18 months after disability begins. Under certain circumstances, if a change in control of the Company occurs and the executive’s employment is terminated, the GPSUs will vest at the maximum 250% payout.

The Form of Award contains a non-competition covenant for two years after payout of the Award, where, if violated, the executive must repay any gain. Also, if within two years of payout, we are required to restate previously reported financial statements, the executive must repay any amounts paid in excess of the amount that would have been paid based on the restated financials.

The foregoing is only a summary of the terms and conditions of the PGI Program and the GPSUs and is qualified in its entirety by reference to the Form of Award and PGI Award Formula. All future awards under the PGI Program are expected to be made under the Form of Award. If the terms and conditions of future grants are materially different, the Company will make a subsequent filing of the updated form at that time.

E.	Grant of GPSUs under the Profitable Growth Incentive Program

On March 22, 2017, the Committee granted the 2017-2018 GPSUs to our named executive officers in the amounts shown below.

	Threshold Payout	Base Award Target Payout	Maximum Payout
Named Executive Officer[1]	25%	100%	250%
Karl G. Glassman, President and CEO	4,365	17,460	43,650
Matthew C. Flanigan, EVP and CFO	1,886	7,545	18,863
Perry E. Davis, EVP, President – Residential Products & Industrial Products	1,401	5,605	14,013
J. Mitchell Dolloff, EVP, President – Specialized Products & Furniture Products[2]	1,401	5,605	14,013

[1]	Neither Mr. Crusa nor Mr. Haffner were granted 2017-2018 GPSUs.
[2]	Mr. Dolloff’s GPSUs are disclosed because he is expected to be included as a named executive officer in the Company’s definitive proxy statement for its 2017 Annual Shareholders Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	2017 Award Formula under the Company’s 2014 Key Officers Incentive Plan

10.2*	Summary Description of the Company’s Key Management Incentive Compensation Plan for Jack D. Crusa

10.3	The Company’s 2014 Key Officers Incentive Plan, effective January 1, 2014, filed March 25, 2014 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.4*	Summary Sheet of Executive Cash Compensation

10.5*	Award Formula for the 2017-2018 Profitable Growth Incentive Program

10.6	2017 Form of Profitable Growth Incentive Award Agreement, filed November 10, 2016 as Exhibit 10.2 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.7	The Company’s Flexible Stock Plan, amended and restated, effective as of May 5, 2015, filed March 25, 2015 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

*	Denotes filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: March 27, 2017	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President – General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	2017 Award Formula under the Company’s 2014 Key Officers Incentive Plan

10.2*	Summary Description of the Company’s Key Management Incentive Compensation Plan for Jack D. Crusa

10.3	The Company’s 2014 Key Officers Incentive Plan, effective January 1, 2014, filed March 25, 2014 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.4*	Summary Sheet of Executive Cash Compensation

10.5*	Award Formula for the 2017-2018 Profitable Growth Incentive Program

10.6	2017 Form of Profitable Growth Incentive Award Agreement, filed November 10, 2016 as Exhibit 10.2 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.7	The Company’s Flexible Stock Plan, amended and restated, effective as of May 5, 2015, filed March 25, 2015 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

*	Denotes filed herewith.